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                                                                    EXHIBIT 10.7


                             SCHEDULE OF DOCUMENTS
                           SUBSTANTIALLY SIMILAR TO
                                 EXHIBIT 10.1



1. Master Lease Agreement dated as of December 28, 1997 between Jameson Properties of Tennessee, L.P. as Lessor and Jameson Operating Company II, LLC as Lessee.

2. Master Lease Agreement dated as of December 28, 1997 between Jameson Properties, LLC as Lessor and Jameson Operating Company II, LLC as Lessee.